DECOMMISSIONING LIABILITIES	12 Months Ended
Dec. 31, 2022
Disclosure Of Decommissioning Liabilities [Abstract]
DECOMMISSIONING LIABILITIES [Text Block]
23. DECOMMISSIONING LIABILITIES

The Company has an obligation to undertake decommissioning, restoration, rehabilitation and environmental work when environmental disturbance is caused by the development and ongoing production of a mining operation. Movements in decommissioning liabilities during the years ended December 31, 2022 and 2021 are allocated as follows:

	San Dimas	Santa Elena	La Encantada	Jerritt Canyon	Non-Operating Properties(1)	Total
Balance at December 31, 2020	$14,059	$6,150	$10,223	$—	$21,039	$51,471
Movements during the year:
Acquisition of Jerritt Canyon	—	—	—	71,135	—	71,135
Change in rehabilitation provision	1,209	2,177	584	28,799	(2,759)	30,010
Reclamation costs incurred	—	—	—	(186)	(420)	(606)
Interest or accretion expense	715	313	521	642	1,037	3,228
Foreign exchange loss	(454)	(199)	(333)	—	(645)	(1,631)
Balance at December 31, 2021	$15,529	$8,441	$10,995	$100,390	$18,252	$153,607
Movements during the year:
Transfer to liability held-for-sale (Note 15)	—	—	—	—	(7,118)	(7,118)
Change in rehabilitation provision	(1,800)	1,518	(879)	1,240	(2,488)	(2,409)
Reclamation costs incurred	—	(31)	—	(2,704)	(223)	(2,958)
Interest or accretion expense	1,190	650	848	2,053	1,361	6,102
Foreign exchange gain	504	261	342	—	686	1,793
Balance at December 31, 2022	$15,423	$10,839	$11,306	$100,979	$10,470	$149,017

(1) Non-operating properties include the San Martin, Del Toro, La Parrilla and La Guitarra mines, along with the La Luz project. The net book value of decommissioning liabilities for La Guitarra and La Parrilla that have been classified as assets held-for-sale are $3.0 million and $4.2 million, respectively.

A provision for decommissioning liabilities is estimated based on current regulatory requirements and is recognized at the present value of such costs. The expected timing of cash flows in respect of the provision is based on the estimated life of the Company's mining operations. The discount rate used is 9.5% (2021 - 7.4% to 7.5%), while the inflation rate used is based on long-term expected inflation rate of 3.7% (2021 - 4.2%).

At the Jerritt Canyon Gold Mine, the discount rate used is 3.8% (2021 - 1.5% to 1.6%), while the inflation rate is based on the long-term expected inflation rate of 2.8% in the U.S (2021 - 2.15%).

The present value of reclamation liabilities may be subject to change based on changes to cost estimates, remediation technologies or applicable laws and regulations. Changes in decommissioning liabilities are recorded against mining interests.

At December 31, 2022, the reclamation and closure cost obligation for the Jerritt Canyon Gold Mine totaled $101.0 million. This obligation is secured through long-term restricted cash of $28.4 million, and a surety bond held with the NDEP and the USFS, with a $5 million letter of credit as collateral for these bonds, to support various reclamation obligation bonding requirements (Note 19(b)).

Additionally, on November 2, 2021, the Company executed an agreement with the NDEP relating to funds required to establish a trust agreement to cover post-closure water treatment cost at Jerritt Canyon. The estimated costs are $17.6 million which are included in the decommissioning liabilities provision and were funded into a trust on October 31, 2022.